Angel Oak UltraShort Income ETF
Schedule of Investments
October 31, 2022 (Unaudited)
		Principal
		Amount	Value
Asset-Backed Securities ― 6.19%
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class A, 3.930%, 5/15/2028 (a)		$228,523	$221,123
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class A, 7.260%, 1/16/2029 (a)(b)		400,000	399,027
DT Auto Owner Trust, Series 2022-3A, Class B, 6.740%, 7/17/2028 (a)(b)		300,000	300,549
First Investors Auto Owner Trust, Series 2021-1A, Class B, 0.890%, 3/15/2027 (a)		250,000	241,418
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210%, 12/25/2025 (a)		200,000	182,183
Pagaya AI Debt Selection Trust, Series 2021-1, Class A, 1.180%, 11/15/2027 (a)		277,271	271,726
Theorem Funding Trust, Series 2022-3A, Class A, 7.600%, 4/15/2029 (a)(b)		300,000	299,165
Upstart Securitization Trust, Series 2021-5, Class A, 1.310%, 11/20/2031 (a)		267,226	254,759
TOTAL ASSET-BACKED SECURITIES (Cost ― $2,165,433)			$2,169,950

Corporate Obligations ― 2.85%
Communications ― 0.87%
Sprint Corp., 7.875%, 9/15/2023		300,000	305,402

Consumer, Cyclical ― 1.40%
Ford Motor Credit Co LLC, 3.370%, 11/17/2023		200,000	193,515
General Motors Co., 4.875%, 10/2/2023		300,000	297,199
			490,714
Energy ― 0.58%
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023		200,000	200,337
TOTAL CORPORATE OBLIGATIONS (Cost ― $997,520)			$996,453

Residential Mortgage-Backed Securities ― 2.94%
Bellemeade Re Ltd., Series 2019-1A, Class M2, 6.286% (1 Month LIBOR USD + 2.700%), 3/25/2029 (a)(c)		200,000	197,309
CoreVest American Finance Trust, Series 2019-1, Class A, 3.324%, 3/15/2052 (a)		418,909	408,338
CSMC, Series 2015-1R, Class 2A3, 3.343%, 12/28/2035 (a)(d)		102,176	99,111
PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026 (a)(e)		56,913	49,712
PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026 (a)(e)		56,878	51,060
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, 10/25/2057 (a)(d)		236,647	223,713
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost ― $1,029,097)			$1,029,243

Residential Mortgage-Backed Securities - U.S. Government Agency Credit Risk Transfer ― 0.63%
Federal National Mortgage Association, Series 2014-C02, Class 2M2, 6.186% (1 Month Libor + 2.600%), 5/25/2024 (c)		146,968	147,060
Federal National Mortgage Association, Series 2014-C03, Class 2M2, 6.486% (1 Month LIBOR USD + 2.900%), 7/25/2024 (a)(c)		73,796	73,888
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES - U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost ― $220,948)			$220,948

Short-Term Investments ― 106.07%
U.S. Treasury Bills ― 30.98%
3.40%, 12/13/22 (f)		1,000,000	995,974
4.12%, 02/02/23 (f)		3,000,000	2,968,630
4.10%, 02/16/23 (f)		2,000,000	1,975,742
4.28%, 03/09/23 (f)		1,000,000	985,128
4.29%, 03/23/23 (f)		1,000,000	983,454
4.33%, 04/06/23 (f)		1,000,000	981,715
4.43%, 04/13/23 (f)		1,000,000	980,478
4.49%, 04/20/23 (f)		1,000,000	979,427
			10,850,548

Money Market Funds ― 75.09%		Shares
First American Government Obligations Fund, Class U, 2.941% (g)		26,305,849	26,305,849
TOTAL SHORT-TERM INVESTMENTS (Cost ― $37,159,362)			$37,156,397
TOTAL INVESTMENTS ― 118.68% (Cost ― $41,572,360)			$41,572,991
Liabilities in Excess of Other Assets ― (18.68%)			(6,542,787)
NET ASSETS ― 100.00%			$35,030,204

LIBOR:	London Inter-Bank Offered Rate

(a)
Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933.  The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund's Board of Trustees, unless otherwise denoted. At October 31, 2022, the value of these securities amounted to $3,273,081 or 9.34% of net assets.

(b)	Security issued on a when-issued basis. On October 31, 2022, the total value of investments purchased on a when-issued basis was $998,741 or 2.85% of net assets.
(c)
Variable or floating rate security based on a reference index and spread.  Certain securities are fixed to variable and currently in the fixed phase.  Rate disclosed is the rate in effect as of October 31, 2022.

(d)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of October 31, 2022.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of October 31, 2022.
(f)	Rate disclosed is the effective yield as of October 31, 2022.
(g)	Rate disclosed is the seven day yield as of October 31, 2022.

Securities Valuation and Fair Value Measurements (Unaudited)

The Fund records its investments at fair value and in accordance with fair valuation accounting standards. The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value ("NAV") of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities ("ABS"), collateralized loan obligations ("CLOs"), collateralized mortgage obligations ("CMOs"), corporate obligations, whole loans, and mortgage-backed securities ("MBS") are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.  Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value.  These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.  Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Fund's valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of the Valuation Designee the day-to-day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Valuation Designee's Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the investments by their inputs used to value the Fund's net assets as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$-	$2,169,950	$-	$2,169,950
Corporate Obligations	-	996,453	-	996,453
Residential Mortgage-Backed Securities	-	1,029,243	-	1,029,243
Residential Mortgage-Backed Securities - U.S. Government Agency Credit Risk Transfer	-	220,948	-	220,948
Short-Term Investments	26,305,849	10,850,548	-	37,156,397
Total	$26,305,849	$15,267,142	$-	$41,572,991

See the Schedule of Investments for further disaggregation of investment categories. During the period ended October 31, 2022, the Fund did not recognize any transfers to or from Level 3.